Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Aurora Horizons Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated October 24, 2014 to the
Prospectus and Statement of Additional Information (“SAI”)
dated June 27, 2014, as previously supplemented

This supplement makes the following amendments to disclosures in the Prospectus and SAI for the Aurora Horizons Fund (the “Fund”) dated June 27, 2014.

Effective October 1, 2014, PEAK6 Advisors LLC, a sub-adviser to the Fund, has changed its name to Achievement Asset Management LLC.

Effective immediately, all references to PEAK6 Advisors LLC in the Prospectus and SAI are replaced with Achievement Asset Management LLC.

Please retain this Supplement with your Prospectus and SAI for future reference.